VARIABLE ACCOUNT C
OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT
DECEMBER 31, 2014

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests.  We take pride in our continued commitment to provide prompt, courteous service to our policyowners.  For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Report of Independent Registered Public Accounting Firm

To the Receiver of Monarch Life Insurance Company and Policyholders of Variable Account C of Monarch Life Insurance Company:

In our opinion, the accompanying statement of net assets and the related statement of operations and changes in net assets present fairly, in all material respects, the financial position of each of the investment divisions constituting Variable Account C, a separate account of Monarch Life Insurance Company, (the “Sponsor Company”) at December 31, 2014 and 2013, the results of its operations for the years then ended, the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Sponsor Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 and 2013 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

April 24, 2015

VARIABLE ACCOUNT C
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS AT DECEMBER 31, 2014

ASSETS	Cost	Shares	Market Value
Investments in Variable Insurance Products Fund and Fund V:
Money Market Portfolio	$3,308,260	3,308,260	$3,308,260
Investment Grade Bond Portfolio	1,193,409	91,299	1,167,711
Equity-Income Portfolio	9,052,380	425,787	10,333,862
Growth Portfolio	11,041,075	282,966	17,962,654
Asset Manager Portfolio	2,191,514	144,845	2,484,085
High Income Portfolio	2,517,399	455,112	2,512,216
Overseas Portfolio	4,595,558	261,176	4,883,988
Total Invested Assets	$33,899,595		42,652,776

LIABILITIES
Payable to Monarch Life Insurance Company			99,824
Total Liabilities			99,824

Net Assets			$42,552,952

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT C
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF NET ASSETS AT DECEMBER 31, 2013

ASSETS	Cost	Shares	Market Value
Investments in Fidelity Variable Insurance Products Fund and Fund V:
Money Market Portfolio	$3,893,172	3,893,172	$3,893,172
Investment Grade Bond Portfolio	1,378,801	104,737	1,294,555
Equity-Income Portfolio	8,800,130	426,569	9,934,785
Growth Portfolio	10,825,537	288,055	16,459,467
Asset Manager Portfolio	1,784,854	125,975	2,171,809
High Income Portfolio	2,703,929	494,612	2,868,751
Overseas Portfolio	4,674,948	269,135	5,554,942
Total Invested Assets	$34,061,371		42,177,481

LIABILITIES
Payable to Monarch Life Insurance Company			61,892
Total Liabilities			61,892

Net Assets			$42,115,589

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT C
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2014

		Money	Investment	Equity-		Asset	High
		Market	Grade Bond	Income	Growth	Manager	Income	Overseas
	Total	Division	Division	Division	Division	Division	Division	Division
Investment Income:
Dividends	$606,531	$393	$25,368	$290,846	$33,016	$37,679	$148,618	$70,611
Expenses:
Risk Charges and Administrative Expenses	(424,444)	(39,072)	(12,348)	(99,444)	(169,675)	(24,980)	(27,101)	(51,824)
Net Investment Income (Loss)	182,087	(38,679)	13,020	191,402	(136,659)	12,699	121,517	18,787

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	908,607	--	(13,316)	213,840	477,279	86,821	62,404	81,579
Net Unrealized Gains (Losses)	637,071	--	58,548	146,827	1,287,649	(94,384)	(170,005)	(591,564)
Capital Gain Distributions	253,076	--	507	139,603	--	111,657	--	1,309
Net Gains (Losses)	1,798,754	--	45,739	500,270	1,764,928	104,094	(107,601)	(508,676)

Net Increase (Decrease) in Net Assets
Resulting from Operations	1,980,841	(38,679)	58,759	691,672	1,628,269	116,793	13,916	(489,889)

Transfers Due to Deaths	(524,688)	(103,543)	(827)	(70,322)	(234,211)	(1,760)	(58,820)	(55,205)
Transfers Due to Other Terminations	(695,779)	(499,349)	(10,696)	(76,004)	(109,013)	371	(24)	(1,064)
Transfers Due to Policy Loans	(54,162)	63,858	--	945	(57,552)	(22,461)	3,080	(42,032)
Transfers of Cost of Insurance	(182,669)	(17,124)	(4,689)	(43,383)	(70,433)	(11,865)	(11,618)	(23,557)
Transfers of Net Loan Cost	(86,180)	(7,949)	193	(24,001)	(40,149)	(5,261)	(2,947)	(6,066)
Transfers Among Investment Divisions	--	15,843	(170,417)	(89,435)	368,389	233,832	(301,791)	(56,421)

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(1,543,478)	(548,264)	(186,436)	(302,200)	(142,969)	192,856	(372,120)	(184,345)

Total Increase (Decrease) in Net Assets	437,363	(586,943)	(127,677)	389,472	1,485,300	309,649	(358,204)	(674,234)
Net Assets - Beginning of Year	42,115,589	3,887,460	1,292,656	9,920,206	16,435,314	2,168,622	2,864,539	5,546,792
Net Assets - End of Year	$42,552,952	$3,300,517	$1,164,979	$10,309,678	$17,920,614	$2,478,271	$2,506,335	$4,872,558

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT C
MONARCH LIFE INSURANCE COMPANY
STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2013

		Money	Investment	Equity-		Asset	High
		Market	Grade Bond	Income	Growth	Manager	Income	Overseas
	Total	Division	Division	Division	Division	Division	Division	Division
Investment Income:
Dividends	$576,886	$1,172	$31,313	$233,038	$42,697	$33,061	$165,436	$70,169
Expenses:
Risk Charges and Administrative Expenses	(391,341)	(38,523)	(15,281)	(91,147)	(145,849)	(22,336)	(28,996)	(49,209)
Net Investment Income (Loss)	185,545	(37,351)	16,032	141,891	(103,152)	10,725	136,440	20,960

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	550,067	--	6,559	(63,588)	737,700	55,099	72,348	(258,051)
Net Unrealized Gains (Losses)	6,772,251	--	(77,978)	1,413,552	3,770,781	235,210	(73,030)	1,503,716
Capital Gain Distributions	666,042	--	16,060	615,457	10,166	5,124	--	19,235
Net Gains (Losses)	7,988,360	--	(55,359)	1,965,421	4,518,647	295,433	(682)	1,264,900

Net Increase (Decrease) in Net Assets
Resulting from Operations	8,173,905	(37,351)	(39,327)	2,107,312	4,415,495	306,158	135,758	1,285,860

Transfers Due to Deaths	(1,388,325)	(27,342)	(122,521)	(287,018)	(468,528)	(367,306)	(115,182)	(428)
Transfers Due to Other Terminations	(1,173,349)	(10,823)	1,186	(59,142)	(878,423)	(155,732)	(16,572)	(53,843)
Transfers Due to Policy Loans	166,601	14,019	(56)	90,640	49,535	(8,828)	24,437	(3,146)
Transfers of Cost of Insurance	(169,744)	(16,072)	(6,256)	(40,893)	(61,383)	(10,289)	(12,511)	(22,340)
Transfers of Net Loan Cost	(95,894)	(7,460)	689	(26,288)	(37,423)	(12,666)	(6,576)	(6,170)
Transfers Among Investment Divisions	--	(364,908)	(610,187)	814,654	113,947	129,319	33,602	(116,427)

Net Increase (Decrease) in Net Assets
Resulting from Principal Transactions	(2,660,711)	(412,586)	(737,145)	491,953	(1,282,275)	(425,502)	(92,802)	(202,354)

Total Increase (Decrease) in Net Assets	5,513,194	(449,937)	(776,472)	2,599,265	3,133,220	(119,344)	42,956	1,083,506
Net Assets - Beginning of Year	36,602,395	4,337,397	2,069,128	7,320,941	13,302,094	2,287,966	2,821,583	4,463,286
Net Assets - End of Year	$42,115,589	$3,887,460	$1,292,656	$9,920,206	$16,435,314	$2,168,622	$2,864,539	$5,546,792

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT C
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION

Variable Account C of Monarch Life Insurance Company (the Account), is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as The Fidelity Variable Account of Monarch Life Insurance Company, a unit investment trust registered under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of seven investment divisions.  Four investment divisions of the Account are invested solely in the shares of four corresponding portfolios of the Fidelity Variable Insurance Products Fund, and the remaining three investment divisions are invested solely in the shares of three corresponding portfolios of the Fidelity Variable Insurance Products Fund V (the Funds), both are open-end management investment companies registered under the 1940 Act.  The Funds’ investment advisor is Fidelity Management & Research Company.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies.  The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits.  Additional assets are held in Monarch Life’s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re).  On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).  A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994.  Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts.  Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re.  The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements.  Preparation of financial statements requires the use of estimates made by management.  Actual results may differ from these estimates.  The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS:  The investments in shares of the Funds are stated at market value, which is the net asset value per share of the respective portfolios of the Funds each day that the New York Stock Exchange is open.  Investment transactions are accounted for on the date the shares are purchased or sold.  The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method.  Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES:  For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company.  Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

VARIABLE ACCOUNT C
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (Continued)

FAIR VALUE MEASUREMENT:  At December 31, 2014 and December 31, 2013, all the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which, as defined in Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures, are quoted prices in active markets for identical securities.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2014 are shown below:

	Purchases	Sales
Money Market Portfolio	$1,552,244	$2,137,156
Investment Grade Bond Portfolio	344,099	516,175
Equity-Income Portfolio	1,641,952	1,603,542
Growth Portfolio	1,034,932	1,296,673
Asset Manager Portfolio	778,505	458,666
High Income Portfolio	440,349	689,283
Overseas Portfolio	455,731	616,700
Totals	$6,247,812	$7,318,195

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks, minimum guaranteed death benefit risks and annual administrative expenses related to the operations of the Account.  Monarch Life deducts a daily charge from the assets of the Account to cover these risks.  The charge is equal to a rate of 1% (on an annual basis) of the policyowners’ investment base.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2014 and 2013 are shown below:

	2014			2013
	Issued	Redeemed	Net Increase (Decrease)	Issued	Redeemed	Net Increase (Decrease)
Money Market Division	71,736	97,106	(25,370)	138,718	160,021	(21,303)
Investment Grade Bond Division	8,304	13,207	(4,903)	11,920	32,163	(20,243)
Equity-Income Division	14,353	18,508	(4,155)	30,191	23,816	6,375
Growth Division	10,682	12,461	(1,779)	21,966	41,297	(19,331)
Asset Manager Division	12,320	8,334	3,986	19,386	29,136	(9,750)
High Income Division	6,062	13,766	(7,704)	13,610	16,430	(2,820)
Overseas Division	9,612	14,141	(4,529)	22,936	29,915	(6,979)

NOTE 6-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base.  This charge is for the cost of providing life insurance coverage for the insured.

Policies that have outstanding policyowner loans are charged a 1.50% annual net loan cost.  A policyowner’s investment base is reduced by the net loan cost.

VARIABLE ACCOUNT C
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 7-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2014, 2013, 2012, 2011, and 2010 consists of the following:

	At December 31,			For the year ended December 31,
2014	Units	Separate Account Index	Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base**	Total Return***
Money Market Division	153,553	$21.54	$3,308,260	0.01%	1.00%	(0.98%)
Investment Grade Bond Division	30,254	38.60	1,167,711	2.05%	1.00%	4.78%
Equity-Income Division	118,402	87.28	10,333,862	2.90%	1.00%	7.64%
Growth Division	180,206	99.68	17,962,654	0.19%	1.00%	10.20%
Asset Manager Division	47,520	52.27	2,484,085	1.51%	1.00%	4.79%
High Income Division	53,513	46.95	2,512,216	5.47%	1.00%	0.15%
Overseas Division	128,815	37.91	4,883,988	1.35%	1.00%	(8.99%)
2013
Money Market Division	178,923	$21.76	$3,893,172	0.03%	1.00%	(0.96%)
Investment Grade Bond Division	35,157	36.84	1,294,555	2.03%	1.00%	(2.75%)
Equity-Income Division	122,557	81.08	9,934,785	2.57%	1.00%	26.88%
Growth Division	181,985	90.46	16,459,467	0.29%	1.00%	34.99%
Asset Manager Division	43,534	49.89	2,171,809	1.48%	1.00%	14.56%
High Income Division	61,217	46.87	2,868,751	5.68%	1.00%	4.90%
Overseas Division	133,344	41.66	5,554,942	1.42%	1.00%	29.15%
2012
Money Market Division	200,226	$21.97	$4,398,802	0.13%	1.00%	(0.86%)
Investment Grade Bond Division	55,400	37.88	2,098,422	2.39%	1.00%	4.84%
Equity-Income Division	116,182	63.90	7,424,572	3.00%	1.00%	16.14%
Growth Division	201,316	67.01	13,490,366	0.60%	1.00%	13.55%
Asset Manager Division	53,284	43.55	2,320,344	1.57%	1.00%	11.36%
High Income Division	64,037	44.69	2,861,523	5.60%	1.00%	13.09%
Overseas Division	140,323	32.26	4,526,417	1.93%	1.00%	19.54%
2011
Money Market Division	168,336	$22.16	$3,730,312	0.11%	1.00%	(0.88%)
Investment Grade Bond Division	60,153	36.13	2,173,159	3.66%	1.00%	6.27%
Equity-Income Division	136,129	55.02	7,490,283	2.37%	1.00%	(0.03%)
Growth Division	216,797	59.02	12,794,381	0.38%	1.00%	(0.79%)
Asset Manager Division	65,325	39.10	2,554,453	1.96%	1.00%	(3.52%)
High Income Division	77,953	39.51	3,080,137	6.75%	1.00%	3.00%
Overseas Division	153,057	26.98	4,130,154	1.33%	1.00%	(17.98%)
2010
Money Market Division	175,457	$22.36	$3,922,614	0.18%	1.00%	(0.75%)
Investment Grade Bond Division	44,537	33.99	1,514,022	3.85%	1.00%	6.72%
Equity-Income Division	159,556	55.04	8,781,666	1.87%	1.00%	14.03%
Growth Division	217,393	59.48	12,931,399	0.29%	1.00%	22.94%
Asset Manager Division	68,287	40.53	2,767,779	1.69%	1.00%	13.12%
High Income Division	78,278	38.36	3,002,793	8.00%	1.00%	12.69%
Overseas Division	187,431	32.90	6,166,706	1.44%	1.00%	11.98%

VARIABLE ACCOUNT C
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 7-POLICYOWNERS’ INVESTMENT BASE (Continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets.  These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values.  The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values.  Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions.  These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios.  These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

 NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account.  BCSI is a wholly-owned subsidiary of Monarch Life.

NOTE 10-SUBSEQUENT EVENTS

As of April 24, 2015, the date in which the financial statements were available to be issued, management has determined that no subsequent events have occurred following the balance sheet date of December 31, 2014 which require recognition or disclosure in the financial statements.